==============================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): April 26, 1999
                           --------------------------



                            AMERICAN EXPRESS COMPANY
             (Exact name of registrant as specified in its charter)

                           --------------------------



          New York                      1-7657                 13-4922250
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)



       200 Vesey Street, World Financial Center
                  New York, New York                       10285
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 640-2000

               ---------------------------------------------------
          (Former name or former address, if changed since last report)




==============================================================================

Item 5. Other Events

     On April 26, 1999 the Registrant issued a press release relating to its chief executive officer succession plans described in a letter from Harvey Golub, Chairman and Chief Executive Officer of the Registrant, to employees. Portions of such press release are filed herein as Exhibit 99.1

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                            AMERICAN EXPRESS COMPANY
                                            (REGISTRANT)



                                            By /s/ Stephen P. Norman
                                               ---------------------
                                            Name:  Stephen P. Norman
                                            Title: Secretary









DATE:   April 26, 1999

                                 EXHIBIT INDEX


Item No.                          Description
--------                          -----------

99.1          Portions of press release of American Express Company dated April
              26, 1999.